INTEREST EXPENSES, NET (Details)	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Interest expenses	¥ 429,347,128		¥ 321,477,539	¥ 409,420,734
Less: Interest Capitalization	(51,243,764)		(17,662,780)	(8,915,817)
Less: Interest income	(83,461,323)		(58,810,161)	(41,519,696)
Amortisation of Bond Issue Costs	1,050,000		525,000	311,111
Total	¥ 295,692,041	$ 43,006,624	¥ 245,529,598	¥ 359,296,332